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                       U.S. SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               MAY 16, 1997
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                             DESTRON FEARING CORPORATION
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                (Exact name of registrant as specified in its charter)


         DELAWARE                   0-19688                      84-1079037
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(State or other jurisdiction       (Commission                (I.R.S.  Employer
      of incorporation)           File Number)               Identification No.)

                                 490 VILLAUME AVENUE
                           SOUTH ST. PAUL, MINNESOTA 55075
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             (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:             (612) 455-1621
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                                  NOT APPLICABLE
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            (Former name or former address, if changed since last report.)



              (The remainder of this page was intentionally left blank.)


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ITEM 5.  OTHER EVENTS.

    As reported in the Quarterly Report on Form 10-Q filed by Destron Fearing Corporation (the "Company") for its quarter ended March 31, 1997 in "Note 5. Legal Proceedings," of the Notes to the Company's Consolidated Financial Statements included therein and in "Part II. Other Information, Item 1. Legal Proceedings," the Company is a party to litigation in which it is asserting infringement by a competitor of one of the Company's patents related to certain of its technology. As further reported in the Quarterly Report on Form 10-Q, the trial in the litigation commenced on January 8, 1996. On January 29, 1996, the jury in the trial returned a verdict in favor of the Company, found that the defendants had willfully infringed on the Company's patent, and awarded damages of $444,000, including prejudgment interest. The defendants appealed the verdict, and the appeal is now pending before the United States Court of Appeals for the federal circuit, with the oral argument scheduled for the first week of June 1997. While management and legal counsel continue to believe that the ultimate outcome of this litigation will not have a significant adverse impact on the Company's future financial position, cash flows or results of operations, there can be no assurance of the ultimate outcome of the litigation.

    The Company also reported in its Quarterly Report that on April 21, 1997, four plaintiffs (including one of its competitors) filed a lawsuit against the Company and Schering-Plough Animal Health and another of the Company's competitors in the United States District Court for the District of Minnesota. Such lawsuit was actually filed on April 22, 1997, and an amended complaint was filed on May 16, 1997. In their complaint, as amended, the plaintiffs allege patent infringement, false advertising, unfair competition and attempted monopolization on the part of the Company, among other matters, stemming from the ISO standards. While management of the Company is unable, at this time, to estimate the potential impact of this litigation, the Company and its legal counsel believe that its products do not infringe any valid asserted claims of the patents owned by the plaintiffs, that the false advertising and unfair competition claims are without merit, that the Company is likely to prevail on the attempted monopolization claim, and that the ultimate outcome of this litigation will not have a significant adverse impact on the Company's future financial position, cash flows or result of operations. However, any litigation has an inherent risk of loss at trial, and there can be no assurance of the ultimate outcome of this lawsuit. Furthermore, cost of litigation could be substantial.

FORWARD LOOKING STATEMENTS

    The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This Current Report on Form 8-K and other materials filed or to be filed by the Company with the Securities and Exchange Commission, as well as other written materials or oral statements that the Company may make or publish from time to time, contain forward-looking statements relating to business prospects, anticipated financial performance and similar matters. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially from the anticipated results or other expectations expressed in the forward-looking statements.
These risks and uncertainties include, but are not limited to, changes in order quantities by customers, the unanticipated loss of business from major customers, slower than anticipated sales growth, inadequate capital resources, the threat of intellectual property disputes and an inability to obtain favorable terms from suppliers.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.


    (b)  PRO FORMA FINANCIAL INFORMATION.

         Not applicable.


    (c)  EXHIBITS.

         None.


                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Destron Fearing Corporation


Date: June 4, 1997.                    By /s/ Randolph K. Geissler
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                                          Randolph K. Geissler
                                          President and Chief Executive Officer